SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential,  for  Use  of  the  Commission  Only  (as  permitted  by  Rule
    14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                           Atlantic Industries, Inc.
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                (Name of Registrant as Specified In Its Charter)

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                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1) Title of each class of securities to which transaction applies:

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2) Aggregate number of securities to which transaction applies:

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3) Per unit price or other underlying value of transaction  computed pursuant to
   Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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4) Proposed maximum aggregate value of transaction:

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5) Total fee paid:

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[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange  Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    1) Amount previously paid:

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    2) Form, Schedule or Registration No.

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    3) Filing party:

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    4) Date filed:

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
Dear Shareholder:

         On behalf of the Board of Directors, I cordially invite you to attend a Special Meeting of Shareholders of Atlantic Industries, Inc. (formerly Little Prince Productions, Ltd.) to be held at 38 South Audley Street, Mayfair, London England W1Y 5DH on Wednesday, February 12, 1997 at 9:30 a.m. local time.

         The Notice of Special Meeting of Shareholders and the Proxy Statement that follow describe the business to be conducted at the meeting. We will also report on matters of current interest to our shareholders.

         Whether you own a few or many shares of stock, it is important that your shares be represented. If you cannot personally attend the meeting, we encourage you to make certain you are represented at the meeting by signing and dating the accompanying proxy card and promptly returning it in the enclosed envelope. Returning your proxy card will not prevent you from voting in person, but will assure that your vote will be counted if you are unable to attend the meeting.

                                  Sincerely,



January 24, 1997                  /s/ Adrian P. Kirby
                                  ----------------------------------------------
                                  Adrian P. Kirby, Chairman, President and Chief
                                  Executive Officer

                            ATLANTIC INDUSTRIES, INC.

                             38 South Audley Street
                         Mayfair, London England W1Y 5DH

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD FEBRUARY 12, 1997

To the Shareholders of Atlantic Industries, Inc.

         NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the "Meeting") of Atlantic Industries, Inc. (the "Company"), formerly Little Prince Productions, Ltd., will be held at 38 South Audley Street, Mayfair, London England W1Y 5DH on Wednesday, February 12, 1997 at 9:30 a.m. local time, for the following purpose:

                  To consider a proposal to amend the Company's Articles of Incorporation to effect a reverse stock split of up to twenty-for-one of the outstanding shares of the Company's common stock with the authorized number of shares of common stock remaining at 40,000,000 shares.

         All holders of record of shares of the Company's $.01 par value common stock at the close of business on Wednesday, January 22, 1997 are entitled to notice of and to vote at the Meeting or at any postponements or adjournments thereof.

         You are cordially invited and urged to attend the Meeting. All shareholders, whether or not they expect to attend the Meeting in person, are requested to complete, date and sign the enclosed form of proxy (the "Proxy") and return it promptly in the postage paid, return- addressed envelope provided for that purpose. By returning your Proxy promptly you can help the Company avoid the expense of follow-up mailings to ensure a quorum so that the Meeting can be held. Shareholders who attend the Meeting may revoke a prior Proxy and vote in person as set forth in the Proxy Statement.

         THE ENCLOSED PROXY IS BEING SOLICITED BY THE BOARD OF DIRECTORS
           OF THE COMPANY. THE BOARD OF DIRECTORS RECOMMENDS THAT YOU
                VOTE "FOR" THE PROPOSAL. YOUR VOTE IS IMPORTANT.

                                  By Order of the Board of Directors


                                  /s/ Adrian P. Kirby
                                  ----------------------------------------------
                                  Adrian P. Kirby, Chairman, President and Chief
                                           Executive Officer
Dated:  January 24, 1997

                            ATLANTIC INDUSTRIES, INC.

                             38 South Audley Street
                                 Mayfair, London
                                 England W1Y 5DH

     -----------------------------------------------------------------------


                                 PROXY STATEMENT
                         SPECIAL MEETING OF SHAREHOLDERS
                          To be held February 12, 1997

     -----------------------------------------------------------------------


                               GENERAL INFORMATION

         This Proxy Statement is furnished in connection with the solicitation by the Board of Directors (the "Board") of Atlantic Industries, Inc. (the "Company"), formerly Little Prince Productions, Ltd., of proxies to be voted at a Special Meeting of Shareholders of the Company to be held at 38 South Audley Street, Mayfair, London England W1Y 5DH on Wednesday, February 12, 1997 at 9:30 a.m. local time, and at any and all postponements or adjournments thereof (collectively referred to herein as the "Meeting"). This Proxy Statement, the accompanying form of proxy (the "Proxy") and the Notice of Special Meeting will be first mailed or given to the Company's shareholders on or about January 24, 1997.

         Because many of the Company's shareholders may be unable to attend the Meeting in person, the Board solicits proxies by mail to give each shareholder an opportunity to vote on all matters presented at the Meeting. Shareholders are urged to: (i) read this Proxy Statement carefully; (ii) specify their choice on the proposal by marking the appropriate box on the enclosed Proxy card; and
(iii) sign, date and return the Proxy by mail in the postage-paid, return addressed envelope provided for that purpose.

         All shares of the Company's $.01 par value common stock (the "Common Stock" or the "Shares"), represented by properly executed and valid Proxies received in time for the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein, unless such Proxies have previously been revoked. Unless instructions to the contrary are marked, or if no instructions are specified, Shares represented by the Proxies will be voted for the Proposal (as defined below) set forth on the Proxy. Any Proxy may be revoked at any time prior to the exercise thereof by submitting another Proxy bearing a later date or by giving written notice of revocation to the Company at the Company's address indicated above or by voting in person at the Meeting. Any notice of revocation sent to the Company must include the shareholder's name and must be received prior to the Meeting to be effective.

                                     VOTING

General

         Only persons holding Shares of record at the close of business on Wednesday, January 22, 1997 (the "Record Date") will be entitled to receive notice of and to vote at the Meeting. On the Record Date there were 3,859,923 Shares outstanding, each of which will be entitled to one vote on each matter properly submitted for vote to the Company's shareholders at the Meeting. The presence, in person or by proxy, of holders of a majority of Shares entitled to vote at the Meeting constitutes a quorum for the transaction of business at the Meeting.

         Those Shares present, in person or by proxy, including Shares as to which authority to vote on the Proposal is withheld, Shares abstaining as to the Proposal, and broker non-votes (where a broker submits a proxy but does not have authority to vote a customer's shares on one or more matters) on the Proposal, will be considered present at the Meeting for purposes of establishing a quorum. Each will be tabulated separately.

         Abstentions will be counted in tabulations of the votes cast on the Proposal, whereas broker non-votes will not be counted for purposes of determining whether the Proposal has been approved. Accordingly, an abstention on the Proposal will have the same legal effect as a vote against the Proposal, while broker non-votes will have no effect.

         Votes cast by Proxy will be tabulated by Peter N. Chapman, Treasurer and Secretary of the Company. Votes cast by Proxy or in person at the Meeting will be counted by persons appointed by the Company to act as election inspectors for the Meeting.

                                    PROPOSAL

                    APPROVAL OF AN AMENDMENT TO THE COMPANY'S
                       ARTICLES OF INCORPORATION TO EFFECT
                              A REVERSE STOCK SPLIT

Background

         A Special Meeting of Shareholders was held on February 29, 1996 (the "Special Meeting"), at which the Company's shareholders by an affirmative vote of approximately 76% of the total Shares then outstanding adopted the following proposals, among others: (i) a change in the Company's state of incorporation from New York to Colorado by means of a merger (the "Merger") of Little Prince Productions, Ltd. into the Company; and (ii) approved the terms of the merger agreement which provided for, among other things, a ten-for-one reverse stock split and an increase in the number of authorized Shares of the Company to 50,000,000.

         On December 6, 1996, the Merger became effective. By operation of law, on December 6, 1996 all assets, property, rights, liabilities and obligations of Little Prince Productions, Ltd. were transferred to and assumed by the Company. The principal effect of the Merger was to (i) change the law applicable to the Company's corporate affairs from the New York Business Corporation Law to the Colorado Business Corporation Act, (ii) reduce the number of Shares issued and outstanding from 24,999,236 to 2,499,923, and (iii) increase the number of Shares authorized for issuance.

         The Company is currently authorized to issue 50,000,000 shares of capital stock ("Capital Stock"). Of the Capital Stock reserved for issuance, 40,000,000 shares are reserved for issuance as Common Stock, of which 3,859,923 were outstanding on the Record Date (See "Change in Control"), and 10,000,000 shares are reserved for issuance as preferred stock ("Preferred Stock"), of which no shares were outstanding on the Record Date.

General

         The Board has adopted a resolution approving the submittal to a shareholder vote of an amendment to the Company's Articles of Incorporation (the "Articles") to effect a reverse stock split (the "Reverse Stock Split") of up to twenty-for-one of the presently issued and outstanding Shares (the "Proposal"). The Reverse Stock Split will not alter the number of Shares authorized for issuance which will remain at 40,000,000 Shares. The form of the proposed amendment (assuming a twenty-for-one split is effected) is attached as Exhibit A.

         If approved by the shareholders, the Proposal would allow the amendment to be abandoned or the split to be reduced to something less than twenty-for-one by action of the Board at any time after the Meeting and prior to the Effective Date (as defined below) if the Board determines in its sole discretion that the proposed amendment and the Reverse Stock Split would not be in the best interests of the Company or that a different ratio (but not greater than twenty-for-one) would be in the best interest of the Company. The Board's authority to implement the Reverse Stock Split would terminate no later than February 12, 1998.

Purpose and Effects of Reverse Stock Split

         The Board believes that it would be in the best interests of the Company and its shareholders to effect the Reverse Stock Split. The Board also believes it would be in the best interests of the Company and its shareholders to seek to position the Company for eventual listing on the National Association of Securities Dealers ("NASDAQ") SmallCap Market (the "SmallCap Market") in order to obtain a liquid market for its Common Stock and enable the Company to finance its operations through the sale of its Capital Stock in the future. The principal purpose of the Reverse Stock Split is to enhance the Company's ability to (i) acquire suitable income producing assets, and (ii) have the Shares listed on the SmallCap Market.

         The Shares can currently be traded on the OTC Bulletin Board which is an electronic quotation service which attempts to match buyers and sellers of eligible OTC securities. The Company has been advised that no dealer has submitted bid prices for the Common Stock since April 1, 1994. Accordingly, the Company currently does not qualify for admission to the SmallCap Market because, among other factors discussed below, its Share price is too low.

         In order to meet the SmallCap Market requirements, the Company will need to acquire a suitable business, businesses or income producing assets. The Company's ability to do so is currently limited by the number of Shares outstanding. For example, with the current number of Shares outstanding an arbitrarily assigned value of $5.00 per Share for purposes of conducting a reverse acquisition would indicate that the Company had a capitalization of $20 million. Because the Shares are currently valueless, the person selling the business in return for Shares would recognize a substantial dilution in the value of the Shares such person received. Under the same scenario, after giving effect to the Reverse Stock Split, the Company's assumed capitalization would decrease to approximately $1 million and the person selling the business would recognize a less substantial dilution in the value of its Shares.

         The above example is hypothetical and is meant solely for illustrative purposes to reflect the current difficulties the Company faces in attempting to locate a viable business or assets to acquire. The Company can not provide any assurances that it will be able to acquire a suitable business, businesses or assets in the future with or without the Reverse Stock Split. In addition, the Company can not provide any assurance as to the value per Share a person interested in selling its business or assets in exchange for Shares would demand or accept.

         Nevertheless, the Board believes that the Reverse Stock Split would enhance the Company's ability to acquire suitable income producing assets and, thus, enhance the Company's ability to become listed on the SmallCap Market.

SmallCap Market Requirements and Other Considerations

         For the Shares to be listed on the SmallCap Market the Company must satisfy the following requirements: (i) the Common Stock must have a minimum bid price of $3.00 per share; (ii) the Common Stock must be held by more than 300 holders, with 100,000 Shares publicly held with a market value equal to $1 million; (iii) the Company must have total assets of $4 million; (iv) the Company must have capital and surplus of at least $2 million; and (v) the Company must have at least two registered and active market makers.

         As indicated by the listing criteria above, the Reverse Stock Split alone will not enable the Shares to qualify for listing on the SmallCap Market. For the reasons discussed above, however, the Board does believe that the Reverse Stock Split will enhance the Company's ability to do so. There can be no assurance, however, that the market price of the Shares will rise in proportion to the reduction in the number of Shares outstanding resulting from the Reverse Stock Split or in proportion to the value of the business or assets acquired. Further, in the event the Company is able to meet the SmallCap Market listing criteria, there is no assurance that the Company will be approved for listing.

         The impact of the Reverse Stock Split on the value of the Shares will be further mitigated by the fact the Company will need to issue additional Shares in order to acquire a suitable business or assets. For example, if the Shares were valued at $5.00 per share and the Company acquired a business or assets worth $5 million, the Company would issue 1 million additional Shares, or approximately 84% of the Shares outstanding after the issuance, which would cause the current Shareholders' ownership interest to be diluted.

         The ability of a market to develop in the Common Stock may also be effected by the regulatory requirements imposed by Rule 15g-9 of the Securities Exchange Act of 1934, as amended. Rule 15g-9 applies to penny stocks which, like the Common Stock, are low-priced over-the-counter securities. Rule 15g-9 generally makes it unlawful for a broker or dealer to sell any penny stock or effect the purchase of such stock without meeting the following requirements:
(i) prior to the transaction the broker or dealer must have approved the person's account for transactions in penny stocks and have received a written agreement containing the identity and quantity of penny stocks to be purchased; and (ii) in order to approve a persons account a broker or dealer must first determine the suitability of that customer to engage in such transactions and then deliver to that person a written statement setting forth the basis on which the broker or dealer found the transaction suitable. As a result, broker-dealers are less likely to make a market for or find prospective purchasers for the Common Stock. This in turn makes it more difficult for a market to develop in the Common Stock; adversely impacting the Company's ability to raise equity financing.

Effect of Reverse Stock Split

         The effect of the Reverse Stock Split (assuming a twenty-for-one split is effected) would be to decrease the number of outstanding Shares to approximately 192,996 and, since the number of Shares available for issuance will remain at 40,000,000, to increase the number of Shares available for issuance from approximately 36,140,077 to 39,807,004. Having the additional authorized but unissued Shares would provide the Board with the flexibility and authority to issue such Shares publicly or privately in connection with future financing or acquisition transactions, or for other general corporate purposes, without further action by the shareholders of the Company, unless such action is required by law.

         Although the Board has no present intention of doing so, the additional authorized but unissued Shares could be used by the Board to defeat or delay a hostile takeover that is not approved by the incumbent Board but which the holders of a majority of the Shares may deem to be in their best interests. Faced with an actual or proposed hostile takeover, the Board could issue Capital Stock, in a private transaction, to a friendly party who might align themselves with the Board in opposing a hostile takeover. Accordingly, the Reverse Stock Split could have the effect of discouraging a takeover of the Company. The directors are not aware, however, of any current proposals by any party to acquire control of the Company and the Reverse Stock Split is not intended to be an anti-takeover device.

         The Reverse Stock Split will not effect the voting rights or other rights of the holders of the Shares and will have no material federal tax consequences to the shareholders of the Company (see "Certain Federal Income Tax Consequences" below). However, because the Reverse Stock Split decreases a shareholders percentage of the total number of Shares authorized for issuance, any additional Shares issued by the Company may decrease the voting power of the Company's current shareholders and their ability to defeat certain transactions to which they are opposed.

Federal Income Tax Consequences

         The following description of federal income tax consequences is for general information only. Shareholders are urged to consult their own tax advisor to determine the particular tax consequences to them, including the application and effect of state, local and foreign tax laws. In general, the exchange of Shares contemplated by the Reverse Stock Split would not result in a shareholder's recognition of gain or loss for federal income tax purposes. If the Reverse Stock Split is approved and later effected, the tax basis of the Common Stock received as a result of the Reverse Stock Split will be equal, in the aggregate, to the basis of the Shares exchanged pursuant to the Reverse Stock Split. For tax purposes, the holding period of the Shares immediately prior to the effective date of the Reverse Stock Split will be included in the holding period of the Common Stock received as a result of the Reverse Stock Split.

Certificates and Fractional Shares

         If the proposed Reverse Stock Split is approved by the Company's shareholders, the Company will file an amendment to its Articles with the Secretary of State of the State of Colorado prior to February 12, 1998. The proposed Reverse Stock Split will become effective on the date of such filing (the "Effective Date"). The certificates presently representing Shares will be deemed to represent one-twentieth of the number of Shares on the Effective Date (assuming a twenty-for-one split is effected). New Shares will be issued in due course as old Shares are tendered to the transfer agent for exchange or transfer. No fractional Shares will be issued. Rather, any fractional shares will be rounded up to the next whole Share.

Vote Required and Management Recommendation

         The Proposal must be approved by the affirmative vote of the holders of at least a majority of the outstanding Shares in order for the Proposal to be adopted. As of the Record Date, the Company's officers and directors, who together hold 52.2% of the Common Stock, have indicated that they intend to vote "FOR" the Proposal. Accordingly, the Proposal will be approved regardless of the votes of non-management shareholders. The Board is soliciting proxies in order to ascertain the view of shareholders.

              THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE
                                    PROPOSAL

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
                                 AND MANAGEMENT

         The following table sets forth certain information regarding the beneficial ownership of outstanding Shares as of the Record Date, by (i) each person known by the Company to own beneficially five percent or more of the outstanding Shares, (ii) the Company's directors, Chief Executive Officer and executive officers whose total compensation exceeded $100,000 for the last fiscal year, and (iii) all directors and executive officers of the Company as a group.

         Name and Address                            Amount and Nature of
        of Beneficial Owner                          Beneficial Ownership                  Percent of Class
        -------------------                          --------------------                  ----------------

Patchouli Foundation                                      1,984,040(1)                           51.4%
c/o Hans Zum Elefant
Kirchgasse 3/5
Postfach 8024
Zurich

Adrian P. Kirby, Chairman of the                          1,984,040(1)                           51.4
Board, CEO and President
38 South Audley Street
Mayfair, London
England W1Y 5DH

Terence G. Galgey                                           225,000(3)                            5.8
27 John Adam Street
London, England WC2N 6HX

Peter N. Chapman, Director, CFO                                 32,500                             *
and Secretary
38 South Audley Street
Mayfair, London
England W1Y 5DH

All executive officers and directors                         2,016,540                           52.2
as a group.

------------------
(1) Includes 1,984,040 Shares beneficially owned by the Patchouli Foundation. Mr. Kirby may be deemed to be a beneficial owner of such shares through the investment and voting powers which Mr. Kirby has over such shares through his position as attorney-in-fact for the administrator of the Patchouli Foundation.
* Indicates less than 1% beneficial ownership

                                CHANGE IN CONTROL

         Since 1994, the Patchouli Foundation ("Patchouli") has made loans to the Company to cover costs and expenses incurred in connection with various corporate activities, including without limitation, legal, accounting and filing fees incurred in connection with the preparation of the Company's Annual Reports on Forms 10-K for the years ended December 31, 1993, 1994 and 1995, proxy statements and state income tax returns. Patchouli is a non-discretionary family trust, governed by Liechtenstein law, set up for the benefit of the family of Adrian P. Kirby, the Chairman of the Board, Chief Executive Officer and President of the Company. Mr. Kirby may be deemed to be a beneficial owner of such shares through the investment and voting powers which Mr. Kirby has over such shares through his position as attorney-in-fact for the administrator of Patchouli.

         As of December 31, 1996, Patchouli had loaned to the Company $170,000 exclusive of interest (the "Patchouli Loan"). On December 31, 1996, the Board unanimously authorized the issuance of 1,360,000 shares of Common Stock to Patchouli in payment for the Patchouli Loan and all interest thereon. As a result of this exchange, Patchouli became the beneficial owner of 51.4% of Common Stock issued and outstanding. Although the Common Stock currently has no value, the Board valued the Common Stock at a price of $.125 per share for purposes of determining the number of Shares Patchouli would receive as payment for the Patchouli Loan. The Board believed that the offered price of $.125 per share was fair and reasonable to the Company and its shareholders.

                             SOLICITATION OF PROXIES

         This solicitation is being made by mail on behalf of the Board, but may also be made without additional remuneration by officers or employees of the
Company by telephone, telegraph, facsimile transmission or personal interview. The expense of the preparation, printing and mailing of this Proxy Statement and the enclosed form of Proxy and Notice of Special Meeting, and any additional material relating to the Meeting which may be furnished to shareholders by the Board subsequent to the furnishing of this Proxy Statement, has been or will be borne by the Company. The Company will reimburse banks and brokers who hold Shares in their name or custody, or in the name of nominees for others, for their out-of-pocket expenses incurred in forwarding copies of the proxy materials to those persons for whom they hold such Shares. To obtain the necessary representation of shareholders at the Meeting, supplementary solicitations may be made by mail, telephone or interview by officers of the Company. It is anticipated that the cost of such supplementary solicitations, if any, will not be material.

                       NOTICE TO BANKS, BROKER-DEALERS AND
                       VOTING TRUSTEES AND THEIR NOMINEES

         Please advise the Company whether other persons are the beneficial owners of the Shares for which proxies are being solicited from you, and, if so, the number of copies of this Proxy Statement and other soliciting materials you wish to receive in order to supply copies to the beneficial owners of the Shares.

         IT IS  IMPORTANT  THAT  PROXIES  BE  RETURNED  PROMPTLY.  SHAREHOLDERS,
WHETHER OR NOT THEY EXPECT TO ATTEND THE MEETING IN PERSON, ARE REQUESTED TO COMPLETE, DATE AND SIGN THE ENCLOSED FORM OF PROXY AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED FOR THAT PURPOSE. BY RETURNING YOUR PROXY PROMPTLY YOU CAN HELP THE COMPANY AVOID THE EXPENSE OF FOLLOW-UP MAILINGS TO ENSURE A QUORUM SO THAT THE MEETING CAN BE HELD. SHAREHOLDERS WHO ATTEND THE MEETING MAY REVOKE A PRIOR PROXY AND VOTE THEIR PROXY IN PERSON AS SET FORTH IN THIS PROXY STATEMENT.

                                     By Order of the Board of Directors




                                      /s/ Adrian P. Kirby
                                     -------------------------------------------
                                     Adrian P. Kirby, Chairman, President and
                                     Chief Executive Officer

January 24, 1997

                                    EXHIBIT A


         Proposed Amendment to the Articles of Incorporation of Atlantic Industries, Inc.

         Article IV, Section 1 of the Articles of Incorporation is amended to read as follows:

                  The total number of shares that the Corporation shall have authority to issue is fifty million (50,000,000) shares, of which 40,000,000 may be issued as common stock and 10,000,000 as preferred stock, each with a par value of $.01 per share. Upon amendment to this Article to read as herein set forth, each twenty (20) shares of outstanding common stock is converted into and reconstituted as one (1) share of common stock.

                                   PROXY CARD

                            ATLANTIC INDUSTRIES, INC.


                     SPECIAL MEETING DATE: FEBRUARY 12, 1997
      THIS PROXY IS SOLICITED ON BEHALF OF THE COMPANY'S BOARD OF DIRECTORS


         The undersigned shareholder of Atlantic Industries, Inc. (the "Company"), a Colorado corporation, hereby constitutes and appoints Adrian P. Kirby and Mark Littlejohn, and each of them, proxies, with full power of substitution, for and on behalf of the undersigned to vote, as designated below, according to the number of shares of the Company's $.01 par value common stock held of record by the undersigned on January 22, 1997, and as fully as the undersigned would be entitled to vote if personally present, at the Special Meeting of Shareholders to be held at 38 South Audley Street, Mayfair, London W1Y 5DH, England on Wednesday, February 12, 1997 at 9:30 a.m.
local time, and at any postponements or adjournments thereof.

         This proxy when properly executed will be voted in the manner directed herein by the undersigned. If properly executed and no direction is made, this proxy will be voted FOR the proposal set forth on this Proxy.

Please mark boxes [x] in ink. Sign, date and return this Proxy promptly, using the enclosed envelope.

1. Proposal to amend the Company's Articles of Incorporation to effect a reverse stock split of its $.01 par value common stock in a ratio not to exceed twenty-for-one.

         [ ] FOR           [ ] AGAINST               [ ] ABSTAIN

         The undersigned hereby acknowledges receipt of the Notice of a Special Meeting of Shareholders, dated January 24, 1997 and the Proxy Statement furnished therewith.

         Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. Executors, administrators, trustees and other fiduciaries, and persons signing on behalf of corporations or partnerships, should so indicate when singing.

                                         Dated____________________________, 1997

                                         _______________________________________
                                         Authorized Signature

                                         _______________________________________
                                         Title

                                         _______________________________________
                                         Authorized Signature

                                         _______________________________________
                                         Title

         To save the Company additional vote solicitation expenses, please sign, date and return this Proxy promptly, using the enclosed envelope.

NON-VOTING INSTRUCTIONS

[ ] MEETING. Please check here to indicate that you plan to attend the Special Meeting of Shareholders on Wednesday, February 12, 1997.